EXHIBIT 10.1

NINTH AMENDMENT TO CREDIT AGREEMENT

NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of April 30, 2009, by and among CARRIZO OIL & GAS, INC., a Texas corporation (“Borrower”), certain SUBSIDIARIES OF BORROWER, as Guarantors (in such capacity, “Guarantors”), the LENDERS party hereto (the “Lenders”), and GUARANTY BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, the Administrative Agent and certain Lenders have entered into that certain Credit Agreement, dated as of May 25, 2006 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders (a) increase the Borrowing Base and (b) amend the Credit Agreement (i) to increase the Aggregate Commitment, and (ii) for certain other purposes as provided herein; and

WHEREAS, the Administrative Agent and the Lenders have agreed to (a) increase the Borrowing Base and (b) amend the Credit Agreement as provided herein, in each case, upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Additional Definitions.  The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Ninth Amendment Effective Date” means April 30, 2009.

1.2 Amended Definition.  The following definition in Section 1.01 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

“Aggregate Commitment” means, as of the Ninth Amendment Effective Date, $255,000,000 and thereafter as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.02A and as a result of changes in the Borrowing Base; provided that such amount shall not at any time exceed the lesser of (i) the Maximum Facility Amount and (ii) the Borrowing Base then in effect.  If at any time the Borrowing Base is reduced below the Aggregate

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Commitment, the Aggregate Commitment shall be reduced automatically to the amount of the Borrowing Base in effect at such time.

1.3 Reserve Report; Proposed Borrowing Base.  Section 3.01 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

Section 3.01.  Reserve Report; Proposed Borrowing Base.  During the period from the Ninth Amendment Effective Date until the first Redetermination after the Ninth Amendment Effective Date, the Borrowing Base shall be $290,000,000.  As soon as available and in any event by February 28 and August 31 of each year, beginning August 31, 2009, the Borrower shall deliver to the Administrative Agent and each Lender a Reserve Report, prepared as of the immediately preceding December 31 and June 30, respectively, in form and substance reasonably satisfactory to the Administrative Agent and prepared by an Approved Petroleum Engineer (or, in the case of any Reserve Report other than the Reserve Report due on February 28 of each year, by petroleum engineers employed by the Borrower or its Subsidiaries or an Approved Petroleum Engineer) together with such other information, reports and data concerning the value of the Borrowing Base Properties as the Administrative Agent shall deem reasonably necessary to determine the value of such Borrowing Base Properties.  Simultaneously with the delivery to the Administrative Agent and the Lenders of each Reserve Report, the Borrower shall submit to the Administrative Agent and each Lender the Borrower’s requested amount of the Borrowing Base as of the next Redetermination Date.  Promptly after the receipt by the Administrative Agent of such Reserve Report and Borrower’s requested amount for the Borrowing Base, the Administrative Agent shall submit to the Lenders a recommended amount of the Borrowing Base and, with respect to any Redetermination prior to the Conforming Date, the Conforming Borrowing Base as of the next Redetermination Date; provided that no Redetermination of the Conforming Borrowing Base shall be required on or after the Conforming Date.

1.4 Capitalization.  Section 4.13 of the Credit Agreement shall be and it hereby is amended by deleting the phrase “Seventh Amendment Effective Date” located therein and substituting in lieu thereof the phrase “Ninth Amendment Effective Date”.

1.5 Restricted Subsidiaries.  Section 6.13 of the Credit Agreement shall be and it hereby is amended by deleting the phrase “Seventh Amendment Effective Date” located in clause (a) therein and substituting in lieu thereof the phrase “Ninth Amendment Effective Date”.

1.6 Waivers; Amendments.  Clause (b) of Section 11.02(b) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(b)           Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Credit Parties and the Required Lenders or by the Credit Parties and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (1) increase the Borrowing Base or, at any

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time prior to the Conforming Date, the Conforming Borrowing Base without the written consent of each Lender, (2) increase the Applicable Percentage or Commitment of any Lender without the written consent of such Lender, (3) increase the Maximum Facility Amount without the written consent of each Lender, (4) reduce the principal amount of any Loan or LC Disbursement or reduce the specified rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (5) decrease the Monthly Reduction without the written consent of each Lender, (6) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any of the Commitments, without the written consent of each Lender affected thereby, (7) change Section 2.17(b) or Section 2.17(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (8) except in connection with any sales, transfers, leases or other Dispositions permitted in Section 7.04, release any Credit Party from its obligations under the Loan Documents or release any of the Collateral, or (9) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank hereunder without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

1.7 Amendment to Schedules.  Schedule 2.01 and Schedule 4.13 to the Credit Agreement shall be and they hereby are amended in their respective entireties and replaced with Schedule 2.01 and Schedule 4.13 attached hereto.

SECTION 2. Redetermined Borrowing Base.  This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.06 of the Credit Agreement, and the Administrative Agent, the Lenders and the Borrower hereby acknowledge that, effective as of Ninth Amendment Effective Date, the Borrowing Base is $290,000,000 and the Monthly Reduction is $0.00.

SECTION 3. Reallocation and Increase of Commitments.  The Lenders have agreed among themselves to reallocate their respective Applicable Percentages of the Aggregate Commitment, and to, among other things, allow certain financial institutions to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”).  The Administrative Agent and the Borrower hereby consent to such reallocation and to the increase of each Increasing Lender’s Commitment.  On the Ninth Amendment Effective Date and after giving effect to such reallocation and increase of the Aggregate Commitment, the Commitment and

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Applicable Percentage of each Lender shall be as set forth on Schedule 2.01 to this Amendment.  Each Lender hereby consents to the Applicable Percentages and Commitments set forth on Schedule 2.01 to this Amendment.  Any reallocation among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if such Lenders had executed an Assignment and Assumption with respect to such reallocation.  The Borrower and the Administrative Agent hereby consent to such reallocation.  To the extent requested by any Lender in accordance with Section 2.15 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.15 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.15 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3.

SECTION 4. Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment, the Redetermination of the Borrowing Base contained in Section 2 of this Amendment, and the reallocation and increase of Commitments contained in Section 3 of this Amendment shall become effective upon the satisfaction of each of the conditions set forth in this Section 4.

4.1 Execution and Delivery.  Each Credit Party, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment.

4.2 No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

4.3 Fees.  Borrower shall have paid to the Administrative Agent all fees due and payable under the Fee Letter at the time this Amendment becomes effective.

4.4 Authorization and Good Standing.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and any other legal matters relating to the Credit Parties or this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

4.5 Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5. Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

5.1 Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party

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contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and taking into account any amendments to the schedules or exhibits as a result of any disclosures made in writing by such Credit Party to the Administrative Agent after the Effective Date and approved by the Administrative Agent and the Required Lenders in writing).

5.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

5.3 Enforceability.  This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

5.4 No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6. Miscellaneous.

6.1 Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Each Credit Party hereby agrees that nothing contained in this Amendment shall in any manner affect or impair the liabilities, duties and obligations of such Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

6.2 Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3 Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.4 Further Assurances.  Each Credit Party covenants and agrees from time to time, as and when requested by the Administrative Agent or the Lenders, to execute and deliver or cause to be executed or delivered, all such documents, instruments and agreements and to take or

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cause to be taken such further or other action as Administrative Agent or the Lenders, as the case may be, may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

6.5 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.6 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.7 Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of Texas.

6.8 Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

CARRIZO OIL & GAS, INC.

By:      /s/Paul F. Boling
Name: Paul F. Boling
Title:    Vice President and Chief Financial Officer

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GUARANTORS:

CCBM, INC.

By:      /s/Paul F. Boling
Name: Paul F. Boling
Title:   Vice President

CLLR, INC.

By:      /s/Paul F. Boling
Name: Paul F. Boling
Title: Vice President

HONDO PIPELINE, INC.

By:  /s/Paul F. Boling
Name: Paul F. Boling
Title: Vice President

CARRIZO (MARCELLUS) LLC

By:  /s/Paul F. Boling
Name: Paul F. Boling
Title: Vice President

CARRIZO MARCELLUS HOLDING INC.

By:   /s/Paul F. Boling
Name:  Paul F. Boling
Title:   Vice President

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CHAMA PIPELINE HOLDING LLC

By:   /s/Paul F. Boling
Name:  Paul F. Boling
Title:   Vice President

PECOS PIPELINE LLC

By:   /s/Paul F. Boling
Name:  Paul F. Boling
Title:   Vice President

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ADMINISTRATIVE AGENT:

GUARANTY BANK, as Administrative Agent
and as a Lender

By:      /s/Kelly L. Elmore III
Name: Kelly L. Elmore III
Title: Senior Vice President

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ROYAL BANK OF CANADA,
as a Co-Agent and as a Lender

By:           /s/ Don J. McKinnerney
Name:      Don J. McKinnerney
Title:         Authorized Signatory

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CAPITAL ONE, N.A.,
as a Co-Agent and as a Lender

By:        /s/ Paul D. Hein
Name:   Paul D. Hein
Title:      Vice President

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UNION BANK, N.A. (F/K/A UNION BANK
OF CALIFORNIA, N.A.)
as a Co-Agent and as a Lender

By:       /s/ Damien Meiburger
Name:  Damien Meiburger
Title:     Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Co-Agent and as a Lender

By:       /s/ Justin M. Alexander
Name:  Justin M. Alexander
Title:     Vice President

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CREDIT SUISSE, CAYMAN ISLANDS
BRANCH,
as a Lender

By:       /s/ Vanessa Gomez
Name:  Vanessa Gomez
Title:     Director

By:       /s/ Nupur Kumar
Name:  Nupur Kumar
Title:     Vice President

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FORTIS CAPITAL CORP.,
as a Lender

By:       /s/ Michele Jones
Name:  Michele Jones
Title:     Director

By:       /s/ Ilene Fowler
Name:  Ilene Fowler
Title:     Director

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